UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
-------------------------------------------------------------------------------
                            MAY 2, 2005 (MAY 2, 2005)


                          CHESAPEAKE ENERGY CORPORATION
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         OKLAHOMA                        1-13726                73-1395733
-------------------------------------------------------------------------------
 (State or other jurisdiction     (Commission File No.)       (IRS Employer
       of incorporation)                                    Identification No.)


     6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA            73118
-------------------------------------------------------------------------------
         (Address of principal executive offices)               (Zip Code)


                                 (405) 848-8000
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         We issued a press release on May 2, 2005, which includes information regarding our consolidated results of operations and financial condition as of and for the quarterly period ended March 31, 2005. It also includes updated information on our 2005 outlook. The text of that press release is attached to this Report as an exhibit and is incorporated by reference herein.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

        Exhibit 99.1    Press release dated May 2, 2005

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        CHESAPEAKE ENERGY CORPORATION


                                By:     /s/ AUBREY K. MCCLENDON
                                        ---------------------------------------
                                            Aubrey K. McClendon
                                            Chairman of the Board and
                                            Chief Executive Officer

Dated:        May 2, 2005

                                  EXHIBIT INDEX


        EXHIBIT NO.             DOCUMENT DESCRIPTION
        -----------             --------------------

           99.1                 Press release dated May 2, 2005